Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	WLR RECOVERY FUND IV, L.P.

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

WLR RECOVERY FUND IV, L.P.

By:	WLR Recovery Associates IV LLC,
its General Partner
By:	WL Ross Group, L.P.,
its Managing Member
By:	El Vedado, LLC,
its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Managing Member

January 27, 2011

Joint Filer Information

Name of Joint Filer:	WLR RECOVERY ASSOCIATES IV LLC

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

WLR RECOVERY ASSOCIATES IV LLC

By:	WL Ross Group, L.P.,
its Managing Member
By:	El Vedado, LLC, its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Managing Member

January 27, 2011

Joint Filer Information

Name of Joint Filer:	WL ROSS GROUP, L.P.

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

WL ROSS GROUP, L.P.

By:	El Vedado, LLC, its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Managing Member

January 27, 2011

Joint Filer Information

Name of Joint Filer:	EL VEDADO, LLC

Address of Joint Filer:	319 Clematis Street, Room 1000 (10th Floor)
West Palm Beach, FL 33401

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

EL VEDADO, LLC

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Managing Member

January 27, 2011

Joint Filer Information

Name of Joint Filer:	WLR/GS MASTER CO-INVESTMENT, L.P.

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

WLR/GS MASTER CO-INVESTMENT, L.P.

By:	WLR Master Co-Investment GP, LLC
its General Partner
By:	WL Ross Group, L.P.,
its Managing Member
By:	El Vedado, LLC,
its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Managing Member

January 27, 2011

Joint Filer Information

Name of Joint Filer:	WLR MASTER CO-INVESTMENT GP, LLC

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

WLR MASTER CO-INVESTMENT GP, LLC

By:	WL Ross Group, L.P.,
its Managing Member
By:	El Vedado, LLC, its General Partner

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Managing Member

January 27, 2011

Joint Filer Information

Name of Joint Filer:	WLR IV PARALLEL ESC, L.P.

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

WLR IV PARALLEL ESC, L.P.

By:	INVESCO WLR IV ASSOCIATES LLC
its General Partner

By:	INVESCO Private Capital, Inc.
its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Chief Executive Officer

January 27, 2011

Joint Filer Information

Name of Joint Filer:	INVESCO WLR IV ASSOCIATES, LLC

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

INVESCO WLR IV ASSOCIATES, LLC

By:	INVESCO Private Capital, Inc.
its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross,
its Chief Executive Officer

January 27, 2011

Joint Filer Information

Name of Joint Filer:	INVESCO PRIVATE CAPITAL, INC.

Address of Joint Filer:	c/o WL Ross & Co. LLC
1166 Avenue of the Americas

New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

INVESCO PRIVATE CAPITAL, INC.

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Chief Executive Officer

January 27, 2011

Joint Filer Information

Name of Joint Filer:	WL ROSS & CO. LLC

Address of Joint Filer:	1166 Avenue of the Americas
New York, NY 1136

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	BankUnited, Inc. (BKU)

Date of Event Requiring Statement
(Month/Day/Year):	1/27/2011

Designated Filer:	Wilbur L. Ross Jr.

Signature:

WL ROSS & CO. LLC

By:	/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.,
its Managing Member

January 27, 2011